SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: January 12, 2007
(Date of earliest event reported)
SALLY BEAUTY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation)		Identification Number)
3001 Colorado Boulevard
Denton, Texas 76210
(Address of principal executive offices)
(940) 898-7500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Director and Officer Indemnification Agreement
Letter Agreement
News Release

Item 1.01 Entry into a Material Definitive Agreement
Indemnification Agreement
On January 12, 2007, the Compensation Committee of the Board of Directors (the “Board”) of Sally Beauty Holdings, Inc. (the “Company”) approved and authorized the Company to enter into an indemnification agreement with David L. Rea, the newly-elected Senior Vice President, Chief Financial Officer and Treasurer of the Company. The indemnification agreement is intended to provide Mr. Rea with the maximum protection available under applicable law in connection with his services to the Company.
The indemnification agreement is substantially similar to the Form of Director Indemnification Agreement between the Company and each of its directors. The indemnification agreement provides, among other things, that subject to the procedures set forth therein, the Company will, to the fullest extent permitted by applicable law, indemnify Mr. Rea if, by reason of his corporate status as an officer, he incurs any losses, liabilities, judgments, fines, penalties or amounts paid in settlement in connection with any threatened, pending or completed proceeding, whether of a civil, criminal administrative or investigative nature. In addition, the indemnification agreement provides for the advancement of expenses incurred by Mr. Rea, subject to certain exceptions, in connection with any proceeding covered by the indemnification agreement. The indemnification agreement also requires that the Company cover Mr. Rea under liability insurance available to any of the Company’s directors, officers or employees.
A copy of the indemnification agreement is furnished herewith as Exhibit 10.1, which is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 15, 2007, Sally Beauty Holdings, Inc. announced the resignation of Gary T. Robinson, effective January 15, 2007, from his position as Senior Vice President, Chief Financial Officer and Treasurer of the Company and from his positions at the Company’s subsidiaries.
Also on January 15, 2007, the Company announced that David L. Rea will succeed Mr. Robinson as Senior Vice President, Chief Financial Officer and Treasurer of the Company, effective January 15, 2007.
Mr. Rea, age 46, served as President and Chief Operating Officer of La Quinta Corporation (“LQ Corporation”) and La Quinta Properties, Inc. (“LQ Properties”) from February 2005 until January 2006. Prior to that, he served as Executive Vice President and Chief Financial Officer of LQ Corporation and LQ Properties from June 2000 until February 2005. Mr. Rea also served as the Treasurer of LQ Corporation and of LQ Properties from June 2000 to January 2002. Prior to joining LQ Corporation, Mr. Rea served as Chief Financial Officer of the start-up e-commerce company, SingleSourceIT.com. Prior to that, he was with Red Roof Inns, Inc. from 1996 through 1999, where he served in various roles, including Executive Vice President, Chief Financial Officer and Treasurer. From 1995 through 1996, he served as Vice President of Finance at DeBartolo Realty Corporation. From 1986 through 1995, Mr. Rea held various investment management related positions with T. Rowe Price Associates, an investment firm.
The Compensation Committee of the Company’s Board of Directors (the “Committee”) has approved the following compensation arrangements for Mr. Rea: (1) annual base salary of $450,000; (2) a target performance bonus equal to 60% of his base salary; (3) a grant of 150,000 shares of restricted stock of the Company, which vests in five equal annual installments beginning January 15, 2008; and (4) a grant of options to purchase 200,000 shares of the Company’s common stock, which vests in four equal annual installments beginning January 14, 2008. The equity awards will be made in accordance with the

Company’s 2003 Restricted Stock Plan and Employee Stock Option Plan of 2003, respectively, and are effective January 15, 2007.
The Committee also approved a severance arrangement with Mr. Rea that provides him (in certain circumstances other than a change in control, including being terminated by the Company without “just cause”), in the event his employment Company is terminated by the Company, a payment equal to $450,000 plus his target bonus with respect to the fiscal year in which he is terminated. For the purposes of Mr. Rea’s severance agreement, “just cause” generally includes, but is not limited to, his (i) conviction of or entry into a plea of guilty or nolo contendere to a misdemeanor involving an act of moral turpitude, or a felony, or the Company’s reasonable belief he has committed any other act of moral turpitude, or (ii) repeated willful failure to perform assigned duties, or gross negligence in the performance of duties.
A copy of the Letter Agreement, dated January 9, 2007, between the Company and Mr. Rea that provides the arrangements described above is filed herewith as Exhibit 10.2 and is incorporated herein by reference.
In addition, the Company and Mr. Rea entered into a Severance Agreement that provides certain benefits if Mr. Rea’s employment is terminated in the 24 months following a Change in Control by a qualifying termination, which includes termination by the Company without “cause” or by Mr. Rea for “good reason.” These benefits include (i) a cash payment equal to the Mr. Rea’s annual bonus, as determined in accordance with Sally Beauty’s annual incentive plan, pro-rated to reflect the portion of the year elapsed prior to the termination, (ii) a lump-sum cash payment equal to a 1.99 times Mr. Rea’s annual base salary at the time of termination plus 1.99 times the average dollar amount of the Mr. Rea’s actual or annualized annual bonus in respect of the five years preceding termination, and (iii) continued medical and welfare benefits, on the same terms as prior to termination, for a period of 24 months following termination.
For purposes of the Severance Agreement, “cause” generally includes the executive’s (i) willful and deliberate breach of his or her duties and responsibilities or (ii) commission of a felony involving moral turpitude. “Good Reason” generally includes (i) an adverse change to the executive’s position, duties or responsibilities, (ii) reduction of the executive’s rate of salary or diminution of employee benefits, or (iii) relocation of the executive of more than 20 miles from the facility where the executive was located at the time of the Change in Control. “Change of Control” generally includes (i) the acquisition by any person, other than Investor or its affiliates, of 20% or more of the voting power of Sally Beauty’s outstanding common stock, (ii) a change in the majority of the incumbent board of directors, (iii) a reorganization, merger or consolidation of Sally Beauty or sale of substantially all of Sally Beauty’s assets, or (iv) shareholder approval of the complete liquidation or dissolution of Sally Beauty.
The Form of Severance Agreement entered into with Mr. Rea is incorporated herein by reference to Exhibit 10.3.
A copy of the news release announcing the events described above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) See exhibit index.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: January 16, 2007

SALLY BEAUTY HOLDINGS, INC.

By:	/s/ Raal H. Roos

Name:	Raal H. Roos
Title:	Senior Vice President, Secretary and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Director and Officer Indemnification Agreement, dated as of January 15, 2007, between Sally Beauty Holdings, Inc. and David L. Rea

Exhibit 10.2	Letter Agreement, dated as of January 9, 2007, between Sally Beauty Holdings, Inc. and David L. Rea

Exhibit 10.3	Form of Severance Agreement, which is incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 22, 2006.

Exhibit 99.1	News Release, dated January 15, 2007, issued by Sally Beauty Holdings, Inc., announcing the election of David L. Rea as Senior Vice President, Chief Financial Officer and Treasurer

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